UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A

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TELEWEST GLOBAL, INC.
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Filed by Telewest Global, Inc.
Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934

This filing consists of certain communications made in connection with the announcement of an Agreement and Plan of Merger among Telwest Global, Inc., NTL Incorporated and Merger Sub Inc., dated as of October 2, 2005.

2

The facts about the ntl/Telewest agreement

1.1 What’s been announced?

It’s been announced that ntl and Telewest have agreed a framework to combine both businesses, under which ntl will acquire Telewest, creating the UK’s second largest communications company and leading triple play service provider with a cable footprint covering more than 50 per cent of UK households.

1.2 Why have both companies decided to enter into this agreement?

It’s an opportunity to bring together at last all the separate cable franchises that were created so many years ago.  For the first time in cable’s history, we’ll be able to compete on more equal terms with the likes of Sky and BT. ntl and Telewest are already well-known and successful in their own rights.  Now, we have an opportunity to combine the expertise and experience from both companies.  Together we will be stronger.

1.3 How will the new company compare with our main competitors?

The combined company will have nearly 5 million residential customers. It will be the largest provider of residential broadband services in the country with 2.5million customers, the second largest pay TV provider with 3.3 million customers and also the second largest fixed telephony provider with 4.3 million customers.

1.4 Who will be the senior managers in the new company?

Jim Mooney, will become Chairman and Simon Duffy will become Chief Executive Officer of the new company and Cob Stenham will become the Deputy Chairman, which will be an active role.  Other appointments, including those for a number of our own senior management will be announced in due course. Clearly these changes will only come into effect once the deal closes and until then, existing Board and management structures in both companies will remain.

Barry Elson will leave the company on completion of the transaction and Eric Tveter will leave the company at the end of 2006. Their agreement to stay during the coming months will allow us to continue to benefit from their management and advice during the completion of the transaction and subsequent integration programme.

1.5 What happens to Flextech?

ntl’s proposed acquisition of the whole of Telewest includes the Flextech content business. And as for all other areas of Telewest, until the transaction is complete, it will be business as usual for the Flextech team.

1.6 So are ntl and Telewest one company now?

No. We’ve agreed a framework to combine the two businesses, but the agreement is subject to shareholder approval and there are various legal, regulatory and other conditions that have to be satisfied before the deal can be closed and we can become one company.  It could take several months.  Until then, absolutely nothing changes and we’re still two separate companies.

1.7 Does this mean the two companies will definitely come together, or could something happen to stop it?

No it’s not definite – it’s subject to shareholder approval, and various regulatory, legal and other conditions that have to be satisfied.

1.8 What’s involved in the regulatory process?

Today we’ve formally submitted detailed information about the deal itself and the operations of both companies to the Office of Fair Trading (OFT).  It has 45 days to review the possible implications of the proposed merger on the competitive landscape in the UK.  The OFT can approve the merger or refer it to the Competition Commission for a more detailed investigation. Whilst it is possible that regulatory approval may be obtained within two months, it could take longer.

1.9 Why might the regulators decide to refer it? What sort of things will they be looking at?

They are looking at the amount of competition in the market.  They will refer it if they feel the deal would reduce the amount of competition.  We don’t believe it would. ntl and Telewest operate in different franchise areas and there isn’t a single household in the country that is connected to the networks of both companies. In our view the agreement would be positive for consumers.

1.10 When do we think the deal might eventually close?

It depends on how long it takes to satisfy the various regulatory, legal and other conditions. It could take several months.  Whatever happens, we’ll keep you informed.

1.11 What’s the soonest it could happen?

It really is impossible to say at this stage.

What this means for me

2.1 What do I need to do differently?

Absolutely nothing at all.  Until the deal is closed ntl and Telewest are still two separate companies and nothing will change.  It’s business as usual.

2.2 Will my job be safe if and when we become one company?

It’s too early to be sure how we would combine the two companies but we should acknowledge there may be fewer jobs in some areas. It’s only natural to feel uncertain about potential future changes, but it’s important to keep things in perspective.  A strong, high profile business that wants to offer the best products and services in the market will continue to need skilled, professional colleagues to succeed.

2.3 Do we want to make financial savings by bringing both companies together?

Yes we do. However, it is too early to say at this stage how we will bring the two businesses together and how cost savings can be achieved.

2.4 Do I work for a different company now?

No. ntl and Telewest will remain separate companies until the deal closes.  There’s no change at all in the meantime.

2.5 Assuming it all goes ahead, how will I benefit?

You’ll become part of an exciting, high profile business with the career opportunities and investment in development and training a larger company will bring.

2.6 What does this mean for my bonus?

There is no change to the 2005 bonus scheme.  Scheme targets will remain unchanged, and assuming these are met, payments will be made as planned.

2.7 What does it mean for my company pension?

At present there’s no change to your pension arrangements.  If there are plans to change this at any stage in the future we would of course follow the proper staff consultation procedure.

2.8 Will my terms and conditions of employment change?

It’s too early to say yet.  We review and benchmark our terms and conditions with the UK market every year to make sure they are competitive in the industry. We’d certainly want to them to stay competitive in the future.

2.9 I own ntl/Telewest shares.  What will happen to them?

Shareholders will be informed of any changes as and when appropriate. At present nothing has changed.

2.10 Will we have a new colleague offer including discounted products in each other’s franchise areas?

It’s too early to say yet, but it’s something we’ll be looking into.

2.11 Are our consultation forums involved with this process? Is the CWU involved?

We will be briefing both the Group and Divisional TiME forums over the next couple of days. The CWU will also be advised. We will be communicating with the consultation forums regularly about progress, and we see them playing a valuable role in making sure we communicate clearly and address any issues people are concerned about.  We’d certainly encourage you to feed back your views and any concerns you may have to your TiME representative.

2.12 Remind me who my TiME representative is?

You can find your TiME representative on the Oneline TiME pages.

Communication

3.1 When will I hear more news?

There might not be anything much to say for a while yet.  We have to work through a fairly lengthy legal and regulatory process and there are strict rules about what we can and can’t say whilst that’s happening. We’ll update you as and when decisions are made and when we have information that we can share.  We’ll also provide a monthly update on our progress, even if there isn’t anything new to say.  The most up to date news, questions and answers will always be available on Oneline.

3.2 There seems to have been lots of coverage already in the press.  What other information are you telling the media?

You can read our press release here for yourself.  The media has speculated for years about whether the two companies would come together.  Between now and the time the deal closes, you should expect them to keep speculating about how we might bring the two companies together or make financial savings.  You will probably also see journalists commenting and giving their opinion about the deal.  But whenever there is any new factual information, we will share it with you ourselves.

3.3 I heard about the announcement from the media before Telewest.  Why?

We announced the agreement to colleagues, the media and the financial markets at exactly the same time.  We have to do this for legal reasons because we’re a public company - we’re not actually allowed to tell colleagues before we send out the press release.  Unfortunately because of people’s shifts and holidays, this inevitably means some people may have heard the news from the media first. We’re sorry if this happened to you. We’ve tried to communicate with all our people as soon as possible.

3.4 Why has there been such a delay in announcing this when there has been speculation in the press for months?

There has been speculation in the press about ntl and Telewest coming together for probably as long as any of us can remember and it has always been our policy not to comment on rumour and speculation.  We have only now reached a point where we are in a position to announce the agreement to the financial markets.

Bringing the two companies together

4.1 How will we bring both companies together?

Whilst the legal and regulatory process is happening in the next few months, a team of people drawn from both ntl and Telewest will plan in detail how we can best bring the companies together when the deal closes.

4.2 Does the fact that ntl is buying Telewest mean ntl will make all the decisions?

No.  This is an opportunity to get the best from both companies.  We’ll do things the best way for our customers and our colleagues.  A team of people drawn from both companies will work together to decide how we should combine the companies.

4.3 What will the combined company be called?

It’s too early to say yet. There are a range of things we’ll be considering in the coming months, and this is one of them.

4.4 Will there be any restructuring of divisions, departments and reporting lines?

It is inevitable there will be some restructuring as we bring the businesses together and we’ll be putting together plans for how we’ll combine the companies over the next few months.  However, until the deal is closed, there’s no change. We’re still separate companies and it’s business as usual for all of us.

4.5 Where will the head office be?

It’s too early to say yet.  Currently ntl is based in Hook, Hampshire and Telewest is based in Woking, Surrey. Both companies also have offices in London and doubtless the new company will wish to maintain a significant presence in the Capital.

4.6 Will we combine call centres or buildings between the two companies?

It’s too early to be say yet. It’s likely however, that there will be some rationalisation over time.

4.7 Will we have a single set of products and prices?

Yes. Ultimately we want to have a common set of services and prices for all our customers.

4.8 What will happen where both companies are currently developing similar products?

We are aware that in some cases both companies are already working on similar products, and this will continue.

4.9 How will we integrate the ntl and Telewest networks?

That is an issue both network teams will examine carefully over the next few months.

4.10 Will we have a single billing and customer management system?

We plan to move to a single system as soon as possible after completion.

4.11 Are there instances where ntl has outsourced parts of the business which Telewest is still handling itself and vice versa? What will happen in these cases?

Yes, there are instances of both these scenarios.  We will be open-minded in considering how best to move forward in each case.

4.12 Will we start seeing more national advertising and more high profile marketing when the two companies are brought together?

Probably. As a single company with a bigger network range, it would become more cost effective.

4.13 There seem to be a lot of questions where we don’t have answers yet.

We’ve only just announced the agreement to bring our businesses together.  There’s a long way to go yet before we can finally become one company.   We’ll be using the coming months to plan in detail how we will bring both companies together once the deal closes. In the meantime it’s important that we stay focused on our usual business objectives and targets.  It’s business as usual in both ntl and Telewest.

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between NTL Incorporated (“ntl”) and Telewest, Inc. (“Telewest”), the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Telewest’s or ntl’s future expectations, beliefs, goals or prospects constitute forward-looking statements as that term is defined in the U.S. Private

Securities Litigation Reform Act of 1995. When used in this document, the words “believe”, “anticipate”, “should”, “intend”, “plan”, “will”, “expects”, “estimates”, “projects”, “positioned”, “strategy”, and similar expressions or statements that are not historical facts, in each case as they relate to ntl and Telewest, the management of either such company or the proposed transaction, are intended to identify those expressions or statements as forward-looking statements.  In addition to the risks and uncertainties noted in this document, there are certain factors, risks and uncertainties that could cause actual results to differ materially from those anticipated by some of the statements made, many of which are beyond the control of ntl and Telewest.  These include: (1) the failure to obtain and retain expected synergies from the proposed transaction, (2) rates of success in executing, managing and integrating key acquisitions, including the proposed acquisition, (3) the ability to achieve business plans for the combined company, (4) the ability to manage and maintain key customer relationships, (5) delays in obtaining, or adverse conditions contained in, any regulatory or third-party approvals in connection with the proposed acquisition, (6) availability and cost of capital, (7) the ability to manage regulatory, tax and legal matters, and to resolve pending matters within current estimates, (8) other similar factors, and (9) the risk factors summarized and explained in our Form 10-K.  For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

Additional Information and Where to Find it

This filing may be deemed to be solicitation material in respect of the proposed merger of ntl and Telewest.  In connection with the proposed merger, ntl and Telewest will file a joint proxy statement / prospectus with the U.S. Securities and Exchange Commission (the “SEC”).  INVESTORS AND SECURITY HOLDERS OF NTL AND TELEWEST ARE ADVISED TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  The final joint proxy statement / prospectus will be mailed to stockholders of ntl and Telewest.  Investors and security holders may obtain a free copy of the joint proxy statement / prospectus, when it becomes available, and other documents filed by ntl and Telewest with the SEC, at the SEC’s web site at http://www.sec.gov.  Free copies of the joint proxy statement / prospectus, when it becomes available, and each company’s other filings with the SEC may also be obtained from the respective companies.  Free copies of Telewest’s filings may be obtained by directing a request to Telewest Global, Inc., 160 Great Portland Street, London W1W 5QA, United Kingdom, Attention: Investor Relations.

Participants in the Solicitation

ntl, Telewest and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from their respective stockholders in favour of the merger. Information regarding ntl’s directors and executive officers is available in ntl’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 5, 2005. Information regarding Telewest’s directors and executive officers is available in Telewest’s proxy statement for its 2005 annual meeting of stockholders, while was filed with the SEC on April 11, 2005. Additional information regarding the interests of such potential participants will be included in the joint proxy statement / prospectus and the other relevant documents filed with the SEC when they become available.

email announcement to all colleagues

4 October 05

Dear all,

ntl / Telewest agreement

Further senior appointments – upon completion of transaction

There are certain leadership positions that have been confirmed. This information, agreed by both ntl and Telewest, was made available for both internal and external audiences yesterday, at the same time via www.telewest.co.uk and www.ntl.com.

To clarify, we are announcing the following appointments to the leadership team, which will take effect when the deal closes:

Chairman	Jim Mooney	(ntl)
Deputy Chairman	Cob Stenham	(Telewest)
Chief Executive Officer	Simon Duffy	(ntl)
Chief Operating Officer	Neil Berkett	(new)
Chief Financial Officer	Jacques Kerrest	(ntl)
Deputy Chief Financial Officer	Neil Smith	(Telewest)
Chief Technology Officer	Howard Watson	(Telewest)
Managing Director Networks	Steve Upton	(ntl)
Chief Information Officer	Mike Riddle	(new)

And to re-emphasise, Barry Elson will leave the company on completion of the transaction and Eric Tveter will leave the company at the end of 2006. Their agreement to stay during the coming months will allow us to continue to benefit from their management and advice during the completion of the transaction and subsequent integration programme.

Until the transaction completes, there is no change to the senior leadership of either company.  Further senior appointments will be announced as decisions are made.

In addition, feedback suggests that it is necessary to clarify some confusion over the Investor Presentation posted on both www.telewest.co.uk and www.ntl.com . In this presentation, on slide 9 (entitled ntl Evolution), ntl identified recent steps they have taken to “Restructure Operations and Improve Efficiencies” with respect to call centre reductions, billing system reductions and headcount reductions. These are historical figures and do not relate to future strategy.

Kind regards

Cob Stenham

Chairman

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between NTL Incorporated (“ntl”) and Telewest, Inc. (“Telewest”), the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Telewest’s or ntl’s future expectations, beliefs, goals or prospects constitute forward-looking statements as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. When used in this document, the words “believe”, “anticipate”, “should”, “intend”, “plan”, “will”, “expects”, “estimates”, “projects”, “positioned”, “strategy”, and similar expressions or statements that are not historical facts, in each case as they relate to ntl and Telewest, the management of either such company or the proposed transaction, are intended to identify those expressions or statements as forward-looking statements.  In addition to the risks and uncertainties noted in this document, there are certain factors, risks and uncertainties that could cause actual results to differ materially from those anticipated by some of the statements made, many of which are beyond the control of ntl and Telewest.  These include: (1) the failure to obtain and retain expected synergies from the proposed transaction, (2) rates of success in executing, managing and integrating key acquisitions, including the proposed acquisition, (3) the ability to achieve business plans for the combined company, (4) the ability to manage and maintain key customer relationships, (5) delays in obtaining, or adverse conditions contained in, any regulatory or third-party approvals in connection with the proposed acquisition, (6) availability and cost of capital, (7) the ability to manage regulatory, tax and legal matters, and to resolve pending matters within current estimates, (8) other similar factors, and (9) the risk factors summarized and explained in our Form 10-K.  For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

Additional Information and Where to Find it

This filing may be deemed to be solicitation material in respect of the proposed merger of ntl and Telewest.  In connection with the proposed merger, ntl and Telewest will file a joint proxy statement / prospectus with the U.S. Securities and Exchange Commission (the “SEC”).  INVESTORS AND SECURITY HOLDERS OF NTL AND TELEWEST ARE ADVISED TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  The final joint proxy statement / prospectus will be mailed to stockholders of ntl and Telewest.  Investors and security holders may obtain a free copy of the joint proxy statement / prospectus, when it becomes available, and other documents filed by ntl and Telewest with the SEC, at the SEC’s web site at http://www.sec.gov.  Free copies of the joint proxy statement / prospectus, when it becomes available, and each company’s other filings with the SEC may also be obtained from the respective companies.  Free copies of Telewest’s filings may be obtained by directing a request to Telewest Global, Inc., 160 Great Portland Street, London W1W 5QA, United Kingdom, Attention: Investor Relations.

Participants in the Solicitation

ntl, Telewest and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from their respective stockholders in favour of the merger. Information regarding ntl’s directors and executive officers is available in ntl’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 5, 2005. Information regarding Telewest’s directors and executive officers is available in Telewest’s proxy statement for its 2005 annual meeting of stockholders, while was filed with the SEC on April 11, 2005. Additional information regarding the interests of such potential participants will be included in the joint proxy statement / prospectus and the other relevant documents filed with the SEC when they become available.

ntl and Telewest have agreed a framework to combine the two businesses

We are aware that you are absent from the office on sick/maternity leave at present. In the interests of keeping all our employees informed of important company developments, we enclose a short letter confirming that ntl and Telewest have agreed a framework to combine the two businesses.

During your absence, we will continue to keep you informed of our progress. In the meantime, if you have any immediate questions or issues to be addressed, please contact your line manager.

Creating a new company

We are delighted to announce that ntl and Telewest have today agreed a framework to combine the two businesses under which ntl will acquire Telewest, creating the UK’s second largest communications company and leading triple play service provider with a cable footprint covering more than 50 per cent of UK households.

Together we are stronger

This transaction will reflect the successes of both ntl and Telewest – building on the best of both, to create a great company with a new and exciting future.

The combined company will have nearly 5 million residential customers. It will be the largest provider of residential broadband services in the country with 2.5million customers, the second largest pay TV provider with 3.3 million customers and also the second largest fixed telephony provider with 4.3 million customers.

We are enthusiastic about the opportunities presented for our colleagues, customers and shareholders.

Business as usual

We know that this news will generate some uncertainty within both businesses and will be unsettling for some colleagues. We request that you stay focused on business as usual, taking care of our customers and delivering the kind of excellent service that has enabled us to reach this point. Your ongoing commitment is critical to our future success; we value your loyalty and welcome your positive contribution.

It’s business as usual for our customers too. There are no changes to their services, contracts, prices or payment processes.  So if you’re asked about today’s announcement by customers, the simple message is, they won’t see any change at all for now.  And in the long term, of course, it should mean that we can put even more of a focus on developing and delivering the best products and services in the market.

The new team

I can confirm that Jim Mooney, will become Chairman and Simon Duffy will become Chief Executive Officer of the new company and that I will become the Deputy Chairman which will be an active role.  Other appointments, including those for a number of our own senior management will be announced in due course. Clearly these changes will only come into effect once the deal closes and until then, existing Board and management structures in both companies will remain.

Barry Elson will leave the company on completion of the transaction and Eric Tveter will leave the company at the end of 2006. Their agreement to stay during the coming months will allow us to continue to benefit from their management and advice during the completion of the transaction and subsequent integration programme.

I am proud of the achievements of all of Telewest’s colleagues and would also like to thank Barry and Eric for their contributions which have helped establish the successful and valuable business we are today.

Keeping colleagues engaged

This morning, all colleagues with an email address have been sent an announcement and we are sending a text message to field-based colleagues inviting them to call a designated number to listen to a recorded voicemail message. You can access this message by dialling 0121 694 3028.

If you have access, supporting information can also be found on Oneline.

In addition, we have set up a designated email address for all colleagues to ask questions at questions@telewest.co.uk

Finally, if you would like to read the more detailed transaction documents please visit either www.telewest.co.uk or www.ntl.com.

What happens next?

The integration planning process will take time as there are important legal and regulatory conditions that must be satisfied. However, we will establish designated teams to plan how we will bring our businesses together. But until the deal is closed, which will take several months, we must continue to act as separate companies.

We can expect to see our fair share of media commentary in the coming weeks. Many of us have seen it all before and will know that it can be quite intense, but we request your patience for information on further developments. We will continue to be restricted in what we can say about the transaction, until it is completed.

This will mean that it could be some time before we are able to answer all of your questions, but we will give you the facts as and when decisions are made and we have information that we can share.

Thank you

We look forward to the opportunities presented by this transaction and request that for now, you continue to focus on business as usual and the needs of our customers.

Thank you for your continued support.

Yours sincerely

Cob Stenham

Chairman

Telewest

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between NTL Incorporated (“ntl”) and Telewest, Inc. (“Telewest”), the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Telewest’s or ntl’s future expectations, beliefs, goals or prospects constitute forward-looking statements as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. When used in this document, the words “believe”, “anticipate”, “should”, “intend”, “plan”, “will”, “expects”, “estimates”, “projects”, “positioned”, “strategy”, and similar expressions or statements that are not historical facts, in each case as they relate to ntl and Telewest, the management of either such company or the proposed transaction, are intended to identify those expressions or statements as forward-looking statements.  In addition to the risks and uncertainties noted in this document, there are certain factors, risks and uncertainties that could cause actual results to differ materially from those anticipated by some of the statements made, many of which are beyond the control of ntl and Telewest.  These include: (1) the failure to obtain and retain expected synergies from the proposed transaction, (2) rates of success in executing, managing and integrating key acquisitions, including the proposed acquisition, (3) the ability to achieve business plans for the combined company, (4) the ability to manage and maintain key customer relationships, (5) delays in obtaining, or adverse conditions contained in, any regulatory or third-party approvals in connection with the proposed acquisition, (6) availability and cost of capital, (7) the ability to manage regulatory, tax and legal matters, and to resolve pending matters within current estimates, (8) other similar factors, and (9) the risk factors summarized and explained in our Form 10-K.  For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

Additional Information and Where to Find it

This filing may be deemed to be solicitation material in respect of the proposed merger of ntl and Telewest.  In connection with the proposed merger, ntl and Telewest will file a joint proxy statement / prospectus with the U.S. Securities and Exchange Commission (the “SEC”).  INVESTORS AND SECURITY HOLDERS OF NTL AND TELEWEST ARE ADVISED TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  The final joint proxy statement / prospectus will be mailed to stockholders of ntl and Telewest.  Investors and security holders may obtain a free copy of the joint proxy statement / prospectus, when it becomes available, and other documents filed by ntl and Telewest with the SEC, at the SEC’s web site at http://www.sec.gov.  Free copies of the joint proxy statement / prospectus, when it becomes available, and each company’s other filings with the SEC may also be obtained from the respective companies.  Free copies of Telewest’s filings may be obtained by directing a request to Telewest Global, Inc., 160 Great Portland Street, London W1W 5QA, United Kingdom, Attention: Investor Relations.

Participants in the Solicitation

ntl, Telewest and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from their respective stockholders in favour of the merger. Information regarding ntl’s directors and executive officers is available in ntl’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 5, 2005. Information regarding Telewest’s directors and executive officers is available in Telewest’s proxy statement for its 2005 annual meeting of stockholders, while was filed with the SEC on April 11, 2005. Additional information regarding the interests of such potential participants will be included in the joint proxy statement / prospectus and the other relevant documents filed with the SEC when they become available.

•	ntl and Telewest have agreed a framework to combine both businesses. ntl has agreed to buy Telewest and create a single company able to challenge our competitors as never before.

•

The combined company will offer broadband, TV and telephony services to more than 12.5 million homes and will provide consistent products and services for business and wholesale customers across the UK.

•	There are some important steps to be worked through before we can close the deal and become one company. It could take several months.

•	Until then, there’s no change for employees, customers or suppliers. We’re still separate companies and it’s business as usual.

•

Both ntl and Telewest can be proud of their achievements over the past few years. We have come through challenging times to get to this point. Now we have an opportunity to draw on the experience and expertise of both companies.

•	Together we are stronger. There are some great opportunities ahead.

There are many questions we can’t yet answer but we’ll keep you updated with the facts.

A team will now start planning in detail how we’ll bring the businesses together after the deal is closed. There will be restrictions on what we can say during that time, but we will give you the facts as and when decisions are made and we have information we can share.

Find the most up-to-date news and Q&As on the intranet. Look out for a magazine that will give you all the facts about the deal.

ADDITIONAL NOTICES: As you know, both ntl Incorporated (“ntl”) and Telewest Global, Inc. (“Telewest”) are US companies with securities listed on Nasdaq. As such, United States securities laws require us to include the following additional notices in these materials.

ADDITIONAL INFORMATION AND WHERE TO FIND IT: This information may be deemed to be solicitation material in respect of the proposed merger of ntl Incorporated (“ntl”) and Telewest Global, Inc. (“Telewest”). In connection with the proposed merger, ntl and Telewest will file a joint proxy statement / prospectus with the U.S. Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS OF ntl AND TELEWEST ARE ADVISED TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final joint proxy statement / prospectus will be mailed to stockholders of ntl and Telewest. Investors and security holders may obtain a free copy of the joint proxy statement / prospectus, when it becomes available, and other documents filed by Ntl and Telewest with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the joint proxy statement / prospectus, when it becomes available, and each company’s other filings with the SEC may also be obtained from the respective companies. Free copies of Ntl’s filings may be obtained by directing a request to Ntl Incorporated, 909 Third Avenue, Suite 2863, New York, New York 10022, Attention: Investor Relations. Free copies of Telewest’s filings may be obtained by directing a request to Telewest Global, Inc., 160 Great Portland Street, London W1W 5QA, United Kingdom, Attention: Investor Relations. This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, not shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

PARTICIPANTS IN THE SOLICITATION: ntl, Telewest and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from their respective stockholders in favour of the merger. Information regarding ntl’s directors and executive officers is available in ntl’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 5, 2005. Information regarding Telewest’s directors and executive officers is available in Telewest’s proxy statement for its 2005 annual meeting of stockholders, while was filed with the SEC on April 11, 2005. Additional information regarding the interests of such potential participants will be included in the joint proxy statement / prospectus and the other relevant documents filed with the SEC when they become available.

FORWARD LOOKING STATEMENTS: This information may contain certain statements regarding the proposed transaction between ntl and Telewest, benefits and synergies of the transaction, future opportunities for the combined company and products and other statements regarding Telewest’s or Ntl’s future expectations, beliefs, goals or prospects. Such statements constitute forward-looking statements as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. When used in this document, the words “believe”, “anticipate”, “should”, “intend”, “plan”, “will”, “expects”, “estimates”, “projects”, “positioned”, “strategy”, and similar expressions or statements that are not historical facts, in each case as they relate to ntl and Telewest, the management of either such company or the proposed transaction, are intended to identify those expressions or statements as forward-looking statements. In addition to the risks and uncertainties noted in this document, there are certain factors, risks and uncertainties that could cause actual results to differ materially from those anticipated by some of the statements made, many of which are beyond the control of ntl and Telewest. These include: (1) the failure to obtain and retain expected synergies from the proposed transaction, (2) rates of success in executing, managing and integrating key acquisitions, including the proposed acquisition, (3) the ability to achieve business plans for the combined company, (4) the ability to manage and maintain key customer relationships, (5) delays in obtaining, or adverse conditions contained in, any regulatory or third-party approvals in connection with the proposed acquisition, (6) availability and cost of capital, (7) the ability to manage regulatory, tax and legal matters, and to resolve pending matters within current estimates, (8) other similar factors, and (9) the risk factors summarized and explained in our Form 10-K. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

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